UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09523

Electric City Funds, Inc.

(Exact name of registrant as specified in charter)

1292 Gower Road

 Glenville,  NY 12302

(Address of principal executive offices)

(Zip code)

Jim Denney

1292 Gower Road
Glenville, NY 12302

(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 370-0289

Date of fiscal year end: August 31

Date of reporting period: August 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Electric City Value Fund

ANNUAL REPORT

August 31, 2005

ELECTRIC CITY FUNDS

PORTFOLIO MANAGEMENT DISCUSSION

Electric City Value Fund

August 31, 2005

On August 31, 2005 the Electric City Value Fund (“ECVFX” or “Fund”) had 34 holdings, in addition to cash and equivalents. The audited net asset value was $15.24 per share.

Performance

During the twelve-month period ended August 31, 2005 the Fund returned 12.80% versus returns of 10.51% for the Standard & Poor’s 500 Index and 13.30% for the Russell 3000® Index. Since the fund’s December 30, 1999 inception, through August 31, 2005, the fund appreciated by 53.85% versus returns of -16.94% for the Standard & Poor’s 500 Index and -10.90% for the Russell 3000® Index.

Portfolio Information

Top Ten Equity Holdings
1. Tejon Ranch
2. Plantronics
3. Ediets.com
4. Landec
5. Decorator Industries
6. General Electric
7. Home Depot
8. Steiner Leisure
9. Liz Claiborne
10. Tyco Laboratories

A complete list of the fund’s holdings is available for your review on the accompanying Schedule of Investments.

Major Portfolio Changes

The Fund initiated and eliminated positions in the following equity securities:

New Securities Added	Securities Eliminated
Marathon Oil	Sirius Satellite Radio
Toronto Dominion	Toys R Us
E-diets.com	IFS International Holdings
Partners Trust Financial Group	Walt Disney
Movado Group	BJ’s Wholesale Club
Onvia	Bristol-Myers Squibb
Amvescap PLC	SBC Communications
Plantronics	Verizon Communications
Merck & Co.

Best and Worst Performers

During the fiscal year, some of the Fund's best performers, on a percentage appreciation basis, were Edgar Online, Sirius Satellite Radio, Alexander & Baldwin, Toys-R-Us, and Steiner Leisure. Some of the worst performers, on a percentage depreciation basis, were Arlington Hospitality, Merck, Verizon, and Decorator Industries.

The price performance of the securities listed is for the entire time period the security was owned by the Fund during the fiscal year, although the number of shares held of each security mentioned may have varied.

Portfolio Turnover

During the past year portfolio turnover was 23.02%. In general, low turnover has the potential to be beneficial as “friction” costs; capital gains taxes, commissions, and the trading impact of bid/ask spreads, are often less costly for low versus high turnover funds.

The Portfolio Turnover Rate for the past five fiscal years is available for your review on the accompanying Financial Highlights.

Investment Strategy

The Electric City Value Fund seeks to build shareholder wealth by investing in companies that exhibit the potential for significant increases in total return. While the Fund will generally use a “buy and hold” investment strategy, the Fund may occasionally invest on a short-term basis.

The Fund invests in common stocks without restrictions regarding market capitalization and normally invests at least 80% of the Fund’s total assets in common stocks or securities convertible into common stocks. Additionally, the Fund holds at least 80% of the total value of the common stocks in a core position of no more than 40 companies.

The Fund seeks to identify and invest in companies which exhibit some or all of the following criteria:

o

solid financial condition;

o

consistent earnings and/or dividend history;

o

company or industry group is temporarily out of favor;

o

undervalued or overlooked assets;

o

favorable insider ownership trends;

o

not widely owned or followed by institutional investors;

o

experienced or is likely to experience a triggering event that may cause an increase in value.

Examples of a trigger for a possible increase in value include:

o

a change in corporate structure;

o

a change in a company’s key management;

o

initiating or increasing an authorized buy-back of a company’s own stock;

o

apparent corporate efforts to take advantage of business opportunities;

o

increased following by securities analysts and institutional investors;

o

beneficiary of a long term demographic or economic trend;

o

beneficiary of change in government policy or regulations.

No consideration is given to benchmark allocations of individual companies or sectors; therefore the Fund’s performance may vary considerably from benchmark returns. From our perspective, we are investing in a “market of stocks” not the “stock market”.

Thank you!

Please don’t hesitate to call us if you have any questions about your account or want to discuss the fund. Shareholder Services can be reached by calling 800-453-6556. I can be reached at 518-370-0289.

As always, thank you for your trust and confidence. We hope that in the years to come we will be able to repay you by achieving our objective of building shareholder wealth.

James W. Denney

President and Portfolio Manager

Electric City Funds

The views, opinions and data in the portfolio management discussion and this report were current as of August 31, 2005, and are subject to change. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the portfolio manager reserves the right to change his views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ELECTRIC CITY VALUE FUND

Industry Distribution

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

ELECTRIC CITY VALUE FUND

Performance Illustration

Performance Illustrations

Comparison of change in value of a $10,000 investment in

Electric City Value Fund

and Standard & Poor’s 500 Index and Russell 3000 Index

	Total Return One Year	Total Return Since Inception	Average Annual Return Since Inception	Value of a $10,000 Investment
Electric City Value Fund (1)	12.33%	53.85%	7.89%	$15,385
S&P 500 (2)	9.55%	-16.67%	-3.16%	$8,333
Russell 3000 (3)	9.45%	-10.55%	-1.95%	$8,945

*Period beginning December 30, 1999 (Electric City Value Fund’s commencement of operations)

1. Dividends reinvested into asset/index.

2. The Standard & Poor's 500 Stock Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

3. The Russell 3000® Index ("Russell 3000") is constructed in manner designed to represent the broad U.S. equity universe. The Russell 3000 consists of the 3000 largest publicly listed U.S. companies, representing about 98% of the total capitalization of the entire U.S. stock market. The figures for the Russell 3000 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Note:  The returns shown assume reinvestment of all capital gains and dividend distributions and don not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance.  Past performance is no guarantee of future results.  The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Electric City Value Fund

			Schedule of Investments
			August 31, 2005
Shares/Principal Amount			Market Value	% of Net Assets

COMMON STOCKS
Advertising
1,800	Valassis Communications, Inc. *		$ 70,974	2.03%

Apparel / Accessories
2,400	Liz Claiborne, Inc.		98,472	2.81%

Audio & Video Equipment
8,600	Rockford Corporation *		29,240	0.83%

Coating, Engraving & Allied Services
4,000	Plantronics, Inc.		130,400	3.72%

Commercial Banks
470	Toronto Dominion Bank		22,179	0.63%

Conglomerates
3,000	General Electric Co.		100,830
3,500	Tyco International Ltd.		97,405
			198,235	5.66%
Construction Services
1,000	Ashland, Inc.		60,790	1.73%

Crops
17,900	Landec Corporation *		117,066	3.34%

Electric Utilities
1,755	National Grid Transco PLC		83,398	2.38%

Hotels/Motels
11,400	Arlington Hospitality, Inc. *		2,736	0.08%

Investment Adviser
5,000	Amvescap ADR		66,800	1.91%

Investment Services
700	Value Line, Inc.		27,825	0.79%

Major Drugs
2,500	Schering-Plough Corp.		53,525	1.53%

Money Center Banks
1,800	Bank of America Corp.		77,454
1,500	Citigroup, Inc.		65,655
			143,109	4.08%
National Commercial Banks
3,000	Partners Trust Financial		35,550	1.01%

* Non-income producing security
PLC - Public Limited Company
ADR - American Depository Receipt

Personal and Household Products
14,200	Decorator Industries, Inc.		102,950	2.94%

Personal Services
3,200	Steiner Leisure Ltd *		98,656	2.81%

Petroleum Refining
600	Marathon Oil Corp.		38,586	1.10%

Property and Casualty Insurance
900	Allstate Corp.		50,589
30	Berkshire Hathaway, Inc. Class B *		83,280
			133,869	3.82%

Real Estate
3,000	Tejon Ranch Co. *		153,480	4.38%

Regional Banks
980	Banknorth Group, Inc.		29,469
1,000	Community Bank System, Inc.		23,630
			53,099	1.52%

Restaurants
1,500	McDonald's Corp.		48,675	1.39%

Retail (Specialty)
2,500	Home Depot, Inc.		100,800	2.88%

Savings & Loans / Savings Banks
1,800	Washington Mutual, Inc.		74,844	2.14%

Services-Business Services
22,900	Edgar Online, Inc.*		54,044
10,000	Onvia, Inc.*		53,000
			107,044	3.05%

Services-Personal Services
26,000	Ediets.com, Inc.*		124,020	3.54%

Software & Programming
2,500	Microsoft Corp.		68,450	1.95%

Watches, Clocks, Clockwork, Operated Devices and Parts
2,200	Movado Group, Inc.		42,878	1.22%

Water Transportation
1,800	Alexander & Baldwin, Inc.		94,338	2.69%

Total for Common Stock (Cost $1,705,761)			2,381,988	67.96%

CASH AND EQUIVALENTS
1,064,327	First American U.S.Treasury Money Market Fund 2.03% (Cost $1,064,327)	(a)	1,064,327	30.37%

	Total Investments (Cost $2,770,088)		3,446,315	98.33%

	Assets in Excess of other Liabilties		58,462	1.67%

	Net Assets		$ 3,504,777	100.00%

* Non-income producing security
(a) Variable rate security: the coupon rate shown represents the yield at August 31, 2005

The accompanying notes are an integral part of the financial statements.

Electric City Value Fund

Statement of Assets and Liabilities
August 31, 2005

Assets
Investment Securities at Market Value	$ 3,446,315
(Cost $2,770,088)
Cash	8,098
Receivables:
Dividends and Interest	4,523
Investment Securities Sold	219,159
Total Assets	3,678,095
Liabilities
Investment Advisory Fees	3,034
Administrative Fees	3,193
Investment Securities Purchased	167,091
Total Liabilities	173,318
Net Assets	$ 3,504,777
Net Assets Consist of:
Capital Paid In	$ 2,843,977
Accumulated Undistributed Realized Loss on Investments - Net	(15,427)
Unrealized Appreciation in Value
of Investments Based on Cost - Net	676,227
Net Assets for 229,961 Shares Outstanding (100,000,000 authorized,
.0001 Par Value)	$ 3,504,777
Net Asset Value Offering Price and Redemption Price Per Share
(3,504,777/229,961 shares)	$ 15.24

The accompanying notes are an integral part of the financial statements.

Electric City Value Fund

Statement of Operations
For the year ending August 31, 2005

Investment Income:
Dividends	$ 41,033
Interest	9,303
Total Investment Income	$ 50,336
Expenses:
Advisory Fees	$ 27,236
Administrative Fees	26,354
Distribution Fees	2,316
Total Expenses	$ 55,906

Net Investment (Loss) Income	(5,570)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	22,089
Unrealized Appreciation on Investments	289,813
Net Realized and Unrealized Gain on Investments	$ 311,902

Net Increase in Net Assets from Operations	$ 306,332

The accompanying notes are an integral part of the financial statements.

Electric City Value Fund

Statement of Changes in Net Assets
	9/1/2004	9/1/2003
	to	to
	8/31/2005	8/31/2004
Increase(decrease) in Net Assets
From Operations:
Net Investment (Loss)	$ (5,570)	$ (1,238)
Net Realized Gain on Investments	22,089	8,966
Net Unrealized Appreciation	289,813	235,040
Increase in Net Assets from Operations	$306,332	242,768
From Distributions to Shareholders:
Return of Capital	(2,443)	0
Net Realized Loss from Security Transactions	(9,609)	0
Change in Net Assets from Distributions	$(12,052)	0
From Capital Share Transactions:
Proceeds From Sale of Shares	828,766	331,405
Shares Issued on Reinvestment of Dividends	12,052	0
Cost of Shares Redeemed	(133,683)	(64,711)
Net Increase from Shareholder Activity	$707,135	$266,694

Net Increase in Net Assets	1,001,415	509,462

Net Assets at Beginning of Period	2,503,362	1,993,900

Net Assets at End of Period (Includes undistributed net investment income	$ 3,504,777	$ 2,503,362
of $0 and $0 respectively)

Share Transactions:
Issued	53,921	24,135
Reinvested	796	0
Redeemed	(9,214)	(4,715)
Net increase in shares	45,503	19,420
Shares outstanding beginning of period	184,458	165,038
Shares outstanding end of period	229,961	184,458

The accompanying notes are an integral part of the financial statements.

Electric City Value Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	9/1/2004	9/1/2003	9/1/2002	9/1/2001	9/1/2000
	to	to	to	to	to
	8/31/2005	8/31/2004	8/31/2003	8/31/2002	8/31/2001
Net Asset Value -
Beginning of Period	$13.57	$12.08	$11.09	$12.70	$11.91
Net Investment Income (Loss)*	(0.03)	(0.01)	(0.04)	(0.05)	0.01
Net Gains or Losses on Securities
(realized and unrealized)	1.77	1.50	1.03	(1.56)	0.83
Total from Investment Operations	1.74	1.49	0.99	(1.61)	0.84
Distributions
(from return of capital)	(0.01)	0.00	0.00	0.00	0.00
(from net investment income)	0.00	0.00	0.00	0.00	(0.04)
(from capital gains)	(0.06)	0.00	0.00	0.00	(0.01)
Total from Distributions	(0.07)	0.00	0.00	0.00	(0.05)
Net Asset Value -
End of Period	$15.24	$13.57	$12.08	$11.09	$12.70

Total Return (a)	12.80%	12.33%	8.93%	-12.68%	7.18%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	3,505	2,503	1,994	1,833	1,919

Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.85%	1.65%	1.65%
Ratio of Net Investment Income to Average Net Assets	-0.19%	-0.05%	-0.37%	-0.41%	0.06%
Portfolio Turnover Rate	23.02%	10.11%	59.45%	50.34%	69.81%

(a) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charge.
* Per share amounts were calculated using the average shares method.

The accompanying notes are an integral part of the financial statements.

ELECTRIC CITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2005

1.) ORGANIZATION:

Electric City Funds, Inc. (the “Company”) is a diversified, open-end management investment company. The Company was organized in Maryland as a Corporation and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is one series authorized by the Company, the Electric City Value Fund (the “Fund”).

The Fund commenced investment operations on December 30, 1999.  The Fund's primary investment objective is to build shareholder wealth by maximizing the total return of the Fund’s portfolio.  Total return is derived by combining the total changes in the principal value of all the Fund’s investments with the total dividends and interest paid to the Fund.

2.) SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION:

The Fund intends to invest in a wide variety of equity and debt securities.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Short-term investments are valued at amortized cost, which approximates market.  Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.  Factors that are considered when determining fair value include:

General Factors to be considered by the adviser in determining a valuation method for a particular security shall include but not be limited to

(a.)

the fundamental analytical data relating to the investment;

(b.)

the nature and durations of restrictions (if any) on the disposition of the security, and;

(c.)

an evaluation of the forces which influence the market in which the security is purchased and sold

Specific factors to be considered by the Adviser in determining a valuation method for a particular security shall include:

(d.)

type of security

(e.)

financial statements of the issuer of the security

(f.)

cost at date of purchase

(g.)

size of holdings in the security

(h.)

discount from market value of unrestricted securities of the same general type as the subject security at the time of purchase and at time of valuation

(i.)

special reports relating to the security prepared by analysts

(j.)

information relating to transactions and/or offerings with respect to the security

(k.)

existence of merger proposals or tender offers affecting the security

(l.)

extent and price of public trading in similar securities of the issuer or comparable companies, and

(m.)

any other reasonably ascertainable relevant matters.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to qualify each year as a “regulated investment company” under Sub Chapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders, therefore, no federal income tax provision is required.

USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OPTION WRITING:

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund did not write any options during the year.

DISTRIBUTION TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  To the extent that book/tax differences are permanent, they are reclassed to capital paid in or net short term capital gains in the period in which the difference arises. Net investment loss of $5,570 was reclassified to capital paid in on August 31, 2005.  The reclassification had no effect on net assets.

OTHER:

Security transactions are recorded on the trade dates.  Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the fund’s understanding of applicable country’s tax rates and rules.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory and administration agreement with Mohawk Asset Management, Inc. (the “Adviser”).  The Fund is authorized to pay the Adviser a fee equal to an annual rate of 0.95% of the average daily net assets of the Fund for investment advisory services and a fee equal to an annual rate of 1.0% of the average daily net assets of the Fund for administrative fees.  Mohawk Asset Management, Inc. has agreed to be responsible for payment of all operating expenses of the Fund except for taxes, interest, litigation expenses and any other extraordinary expenses.

As a result of the above calculation, for the year ended August 31, 2005, the Adviser earned management fees totaling $27,236 and administrative fees totaling $26,354 for services provided to the Electric City Value Fund. As of August 31, 2005, the Fund owed $6,227 to Mohawk Asset Management, Inc.

4.)  DISTRIBUTION PLANS

As noted on the Funds’ Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act.  The Fund’s plan provides that the Fund pay a servicing or Rule 12b-1 fee of .25% of the average net assets to the adviser for performing certain servicing functions for Fund’s shareholders and to cover fees paid to broker-dealers for sales and promotional services.  After January 6, 2005 the plan was authorized but not implemented.

The Electric City Value Fund incurred distribution fees totaling $2,316 for the year ended August 31, 2005 which represents amounts incurred from September 1, 2004 to January 6, 2005.

5.)

RELATED PARTY TRANSACTIONS

A control person of Mohawk Asset Management, Inc. also serves as director of the Fund and Chief Compliance Officer.  This individual receives benefits from the Adviser resulting from the advisory and administration fees paid to the Adviser of the Fund.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of August 31, 2005 National Investors Services Corp. held for the benefit of others, in aggregate, approximately 79% of the Fund.

6.)

CAPITAL STOCK AND DISTRIBUTION

At August 31, 2005 the Company was authorized to issue 100,000,000 shares of capital stock ($.0001 par value). The Company has classified and registered for sale up to 25,000,000 shares of the Fund. Paid in capital at August 31, 2005 was $2,843,977 for the Fund.

7.)

INVESTMENTS TRANSACTIONS

For the year ended August 31, 2005 purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $579,274 and $530,889 respectively.   Purchases and sales of US Government obligations aggregated to $0 and $0, respectively.  For federal income tax purposes, the cost of investments owned at August 31, 2005 was $2,786,171.

As of August 31, 2005, the gross unrealized appreciation (excess of value over tax costs) for all securities totaled $730,845 and the gross unrealized depreciation (the excess of tax cost over value) for all securities totaled $70,701 for a net unrealized appreciation of $660,144.

8.) DISTRIBUTION TO SHAREHOLDERS

On December 30, 2004 a return of capital distribution of $0.0134 and a long term Capital Gain distribution of $0.0527 per share were declared.  The distributions were paid on December 30, 2004, to shareholders of record on December 29, 2004.

1.)

DISTRIBUTABLE EARNINGS

As of August 31, 2005 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)	$ -
Undistributed long-term capital gain/(accumulated losses)	656
Unrealized appreciation/(depreciation)	660,144
$660,800

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales.

ELECTRIC CITY VALUE FUND

ADDITIONAL INFORMATION

Expense Example (Unaudited)

As a shareholder of the Electric City Funds, you incur one type of cost: investment advisory and operating services fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2005 through August 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Electric City Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2005	August 31, 2005	March 1,2005 to August 31,2005

Actual	$1,000.00	$992.65	$9.79
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.38	$9.91
* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Information on Proxy Voting Policies, Procedures, and Records

A description of the Electric City Funds policies and procedures used to determine how to vote proxies relating to portfolio securities and the fund's most recent annual proxy voting record is available on request, without charge, by calling 1-800-453-6556 or by accessing the SEC's Web site, www.sec.gov.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site, www.sec.gov; hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Directors and Officers  (Unaudited)

The business and affairs of the Funds are managed under the direction of the Fund's Board of Directors. Information pertaining to the directors and officers of the Fund are set forth below. The Fund's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling toll free 1-800-453-6556.

Name,Address,Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director[2]
James W. Denney Age: 40	Interested Director[3], President, Chairman	Indefinite, Since December, 1999	President of Mohawk Asset Management, Inc., a registered investment adviser. Chairman, President and Portfolio of the Company since its inception in December, 1999.	1	Bertolet Capital Trust
Patrick M. DiCesare Age: 61	Independent Director	Indefinite, Since January, 2004.	Independent Consultant since January, 2004. Formerly Principal, DiCesare, Spataro & Associates, Burnt Hills, NY, a property and casualty insurance agency.	1	None
Edward A. Sorenson Age: 53	Independent Director	Indefinite, Since September, 2004.	Currently Executive Vice President, Program Risk Management, Inc and PRM Claim Services, Inc, since 2001. Formerly Special underwriting Assignment with CGU Insurance from 2000 to 2001. Director of Specialty Workers Compensation, AIG Insurance, from 1998 to 2000.	1	None

1 Each director may be contacted by writing to the director, c/o Electric City Funds, 112 Erie Boulevard, Schenectady, NY 12305.

2 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,"public companies") or other investment companies registered under the 1940 Act.

3 Mr. Denney is an officer of Mohawk Asset Management, Inc. and is considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Directors of
The Electric City Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Electric City Value Fund (the "Fund") as of August 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to the year ended August 31, 2004 were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Electric City Value Fund as of August 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.
Westlake, Ohio
October 25, 2005

1292 Gower Road

Scotia, New York 12302

Phone (518) 370-0289

Toll Free (800) 453-6556

This report is provided for the general information of the shareholders of the Electric City Funds. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The Company has adopted a written code of ethics, sections of which apply to the Company’s President, Treasurer, and officers performing similar functions.  The provisions of these sections are reasonably designed to promote:

1.

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.

Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company;

3.

Compliance with applicable governmental laws, rules and regulations;

4.

The prompt reporting of violations of the code to an appropriate person or person identified in the code; and

5.

Accountability for adherence to the code.

The Company will provide a copy of its most recent code of ethics, upon request, to any person.  You may request a copy of the code by writing to the Company at Electric City Funds, Inc., c/o Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH  44141, or by calling the Company, toll free, at 1-800-453-6556.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, the members of which at August 31, 2004 were Mr. Patrick DeCesare (Mr. Edward A. Sorensen was elected to the Board of Directors and appointed to the audit committee during September 2004).  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit and committee are reported to the full Board.

The audit committee does not currently have a member that qualifies as a “financial expert”, as that term is defined under current SEC regulations.  The straightforward nature of the Funds’ investments and accounting requirements and the fact that transfer agency and accounting functions are performed by an unaffiliated third party and audited by an independent accounting firm, would not negatively impact the audit committee’s ability to fulfill its requirements without the presence of a ‘financial expert.”

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2005

$ 13,640 (unbilled)

FY 2004

$ 16,963

Nature of the fees:

Audit Consent and Fund audit, which has not been billed for fiscal year 2005 yet.

(b)

Audit-Related Fees

Registrant

FY 2005

$ 0

FY 2004

$ 0

Nature of the fees:

There were no audit related fees for fiscal years 2004 and 2005.

(c)

Tax Fees

Registrant

FY 2005

$ 3,300 (unbilled)

FY 2004

$ 2,095

Nature of the fees:

Tax preparation and filing, which has not been billed for fiscal year 2005 yet.

(d)

All Other Fees

Registrant

FY 2005

$ 0

FY 2004

$ 0

Nature of the fees:

No other fees were incurred during fiscal years 2004 and 2005.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee meets at least annually prior to the filing of annual financial statements, meets with the auditor for the purpose of discussing services to be provided by the auditor, to determine whether the auditor is likely to perform any non-audit services, and to determine the scope of the audit. None of these functions is delegated to management.  The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2005

$ 0

FY 2004

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.  The auditor did not perform any non-audit services other than preparing tax returns.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Company has adopted internal control and disclosure procedures reasonably designed to ensure that material information relating to the Company’s financial reports, including its consolidated subsidiaries, is made known to the Company’s President, Treasurer, and officers performing similar functions, particularly during the time the reports are being made, and that such information is created, accumulated, compiled and presented accurately, honestly, and completely.

The President and Treasurer have evaluated the procedures within ninety days of this report and found them to be adequate to provide reasonable assurance that the financial statements are accurate, honest and complete.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH. Not applicable.

(a)(2)

EX-99.CERT”.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Electric City Funds, Inc.

By /s/ James W. Denney

* James W. Denney

President and Treasurer

Date November 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James W. Denney

* James W. Denney

President and Treasurer

Date November 9, 2005

* Print the name and title of each signing officer under his or her signature.